MGI FUNDS™

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2008,
AS SUPPLEMENTED ON
NOVEMBER 20, 2008 AND DECEMBER 10, 2008

The date of this Supplement is February 9, 2009.

The following changes are made in the Statement of Additional Information (the “SAI”) of MGI Funds (the “Trust”):

     1. In the section of the SAI entitled “Subadvisors and Portfolio Managers,” the information relating to Winslow Capital Management, Inc. (“Winslow”) on page 35 is deleted and replaced with the following:

Winslow Capital Management, Inc. (“Winslow”), 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402, serves as a subadvisor to the MGI US Large Cap Growth Equity Fund. Winslow is registered as an investment adviser under the Advisers Act and, on December 26, 2008, became a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Nuveen Investments is a subsidiary of a holding company formed by equity investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity firm. MDP is considered a “control person” of Winslow under the Advisers Act and an “affiliate” of Winslow under the Investment Company Act of 1940, as amended (the “Investment Company Act’).

     2. The following information regarding Participatory Notes is added to page 13 immediately following the information on “Exchange-Traded Index Securities”:

Participatory Notes (Participation Notes)

A Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in markets that are restricted from foreign ownership.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares and the issuer of the notes may not be obligated to hold any shares in the underlying company. Participation notes are not currently regulated by the government of the underlying country upon which securities the notes are based.

These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE